Exhibit 10.1

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

Waiver and First Amendment to Credit Agreement, dated as of July 16, 2013 (this “Amendment”), by and among Newtek Business Services, Inc. (the “Borrower”), the several banks or other financial institutions or entities from time to time parties to the Credit Agreement (as defined below) (the “Lenders”), and ABC Funding, LLC, as administrative agent (the “Administrative Agent”).

BACKGROUND

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of April 25, 2012 (the “Credit Agreement”), pursuant to which the Lenders extended term loan facilities to the Borrower.

B. The Borrower, the Administrative Agent and the Lenders have since November 2012 been in discussions regarding various amendments to the Credit Agreement, including, but not limited to, changes in the financial covenant levels.

C. Lenders and the Borrower wish to clarify and change certain of the provisions of Credit Agreement to reflect their original intent that the Borrower abstain from the issuance of any of its Capital Stock, or options or convertible securities related thereto, at below fair market value, other than with respect to shares contributed by the Borrower in respect of its matching obligation to the Borrower’s 401(k) plan, and to effect certain other changes, as set forth below.

D. The Borrower has advised the Administrative Agent and the Lenders that due to the purchase of a telephone system during the fiscal year ended December 31, 2012, the Borrower will incur Capital Expenditures of approximately $2.3 million for the 2012 fiscal year.

E. The Borrower, the Administrative Agent and the Lenders entered into that certain Waiver to Loan Documents, dated as of March 26, 2013, pursuant to which the Administrative Agent and the Lenders waived until April 30, 2013 any and all Defaults or Events of Default (collectively, the “Specified Default”) that occurred as a direct result of Capital Expenditure exceeding $2,000,000 for the 2012 fiscal year pursuant to Section 6.1(b)(i) of the Credit Agreement.

F. The Borrower has requested the consent of the Administrative Agent and the Lenders to a waiver of the Specified Default.

G. The Administrative Agent and the Lenders have agreed to the Borrower’s request subject to the terms herein.

In order to effect the foregoing, Lenders and Borrower desire to enter into this Amendment, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower the Lender hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment but which are not defined herein shall have the meanings given to them in the Credit Agreement.

2. Waivers to Credit Agreement. Effective as of the Effective Date (as defined below), each of the Administrative Agent and the Required Lenders hereby waives the Specified Default; provided, that the waiver set forth in this Section 2 shall not excuse or otherwise waive any failure by the Borrower or any Guarantor to comply with any other terms of any Loan Document.

3. Consent to Amendments to Capital One Documents. Effective as of the Effective Date, the Administrative Agent hereby consents to (i) the Amendment to Loan Documents, dated as of July 16, 2013, by and among the Loan Parties party thereto and Capital One, as lender, in substantially the form of Exhibit A attached hereto (the “Capital One CWH Loan Agreement Amendment”) and (ii) the Amended and Restated Loan and Security Agreement, dated as of July 16, 2013, by and between Newtek Small Business Finance, Inc., a New York corporation (“NSBF”), as borrower, and Capital One, as lender, in substantially the form of Exhibit B attached hereto (the “Amended and Restated Capital One NSBF Loan Agreement”).

4. Amendments to Section 1.1 of the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended to change the definition of the following defined terms to read as follows:

“Black Box Lease Transaction”: the lease of phone equipment and services by CWH from Cisco System Capital Corporation pursuant to that certain Agreement to Lease Equipment No. 9855-MM001-0 by and between Cisco System Capital Corporation, as lessor, and CWH, as lessee, as in effect on July 3, 2012.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person; provided, that “Capital Expenditures” shall not include expenditures made by CWH in connection with the Black Box Lease Transaction in an amount not to exceed $900,000.

“Capital One CWH Loan Agreement”: the Loan and Security Agreement, dated as of June 30, 2010, by and among CWH and NSBF, as borrowers, and Capital One, as lender, as amended by the Capital One CWH Loan Agreement Amendment.

“Capital One Intercreditor Agreement”: the Subordination and Intercreditor Agreement, dated as of April 25, 2012, by and among Capital One, the Administrative Agent, the Lenders, the Borrower and the other Loan Parties party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Capital One NSBF Loan Agreement”: the Amended and Restated Loan and Security Agreement, dated as of July [—], 2013, by and between NSBF, as borrower, and Capital One, as lender.

(b) Section 1.1 of the Credit Agreement is hereby amended to add the following defined terms in alphabetical order:

“Capital One CWH Loan Agreement Amendment”: the Amendment to Loan Documents, dated as of July 16, 2013, by and among CWH and NSBF, as borrowers, and Capital One, as lender.

“Fair Market Value”: with respect to the value of the shares of the Borrower’s Capital Stock, the final price at which an independent transaction in the shares of Borrower’s Capital Stock occurred on the date prior to the date of determination or, if no such transactions occurred, the latest independent bid for such shares, as quoted or reported on any national securities exchange or any inter-dealer quotation system.

“First Amendment”: that certain Waiver and First Amendment to Credit Agreement, dated as of July 16, 2013, by and among the Borrower, the Lenders part thereto and the Administrative Agent.

“First Amendment Effective Date”: the date on which the conditions set forth in Section 7 of the First Amendment have been satisfied or waived.

(c) Section 1.1 of the Credit Agreement is hereby amended to delete the defined term “Trigger Event” and the definition related thereto in its entirety.

4. Amendments to Section 6 of the Credit Agreement.

(a) Section 6.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“6.1 Financial Covenants. The Borrower hereby agrees that on and after the First Amendment Effective Date and so long as the Commitments remain in effect or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder:

(a) Capital Expenditure. The Borrower shall not make or incur, or permit its Restricted Subsidiaries to make or incur, aggregate Capital Expenditures during each fiscal year set forth below in excess of the maximum amount set forth below opposite such fiscal year:

Fiscal Year	Maximum Capital Expenditures

2013	$2,500,000
2014	$2,500,000
2015	$2,500,000
2016	$2,500,000

(b) Minimum EBITDA.

(i) The Borrower shall have, on the last day of each fiscal quarter set forth below, Consolidated EBITDA for the four fiscal quarters ending on such day of not less than the following:

Fiscal Quarter Ending	Minimum Consolidated EBITDA

September 30, 2013	$9,450,000
December 31, 2013	$9,450,000
March 31, 2014	$9,450,000
June 30, 2014	$9,450,000
September 30, 2014	$9,450,000
December 31, 2014	$9,450,000
March 31, 2015	$9,450,000
June 30, 2015	$9,450,000
September 30, 2015	$9,450,000
December 31, 2015	$9,450,000
March 31, 2016	$9,450,000
June 30, 2016	$9,450,000
September 30, 2016	$9,450,000
December 31, 2016	$9,450,000
March 31, 2017	$9,450,000
June 30, 2017	$9,450,000

(ii) NSBF shall have, on the last day of each fiscal quarter set forth below, Consolidated EBITDA for the four fiscal quarters ending on such day of not less than the following:

Fiscal Quarter Ending	Minimum Consolidated EBITDA

September 30, 2013	$7,200,000
December 31, 2013	$7,200,000
March 31, 2014	$7,200,000
June 30, 2014	$7,200,000
September 30, 2014	$7,200,000
December 31, 2014	$7,200,000
March 31, 2015	$7,200,000
June 30, 2015	$7,200,000
September 30, 2015	$7,200,000
December 31, 2015	$7,200,000
March 31, 2016	$7,200,000
June 30, 2016	$7,200,000
September 30, 2016	$7,200,000
December 31, 2016	$7,200,000
March 31, 2017	$7,200,000
June 30, 2017	$7,200,000

(iii) CWH shall have, on the last day of each fiscal quarter set forth below, Consolidated EBITDA for the four fiscal quarters ending on such day of not less than the following:

Fiscal Quarter Ending	Minimum Consolidated EBITDA

September 30, 2013	$4,140,000
December 31, 2013	$4,140,000
March 31, 2014	$4,140,000
June 30, 2014	$4,140,000
September 30, 2014	$4,140,000
December 31, 2014	$4,140,000
March 31, 2015	$4,140,000
June 30, 2015	$4,140,000
September 30, 2015	$4,140,000
December 31, 2015	$4,140,000
March 31, 2016	$4,140,000
June 30, 2016	$4,140,000
September 30, 2016	$4,140,000
December 31, 2016	$4,140,000
March 31, 2017	$4,140,000
June 30, 2017	$4,140,000

(iv) UPS shall have, on the last day of each fiscal quarter set forth below, Consolidated EBITDA for the four fiscal quarters ending on such day of not less than the following:

Fiscal Quarter Ending	Minimum Consolidated EBITDA

September 30, 2013	$6,120,000
December 31, 2013	$6,120,000
March 31, 2014	$6,120,000
June 30, 2014	$6,120,000
September 30, 2014	$6,120,000
December 31, 2014	$6,120,000
March 31, 2015	$6,120,000
June 30, 2015	$6,120,000
September 30, 2015	$6,120,000
December 31, 2015	$6,120,000
March 31, 2016	$6,120,000
June 30, 2016	$6,120,000
September 30, 2016	$6,120,000
December 31, 2016	$6,120,000
March 31, 2017	$6,120,000
June 30, 2017	$6,120,000

(c) Unrestricted Cash Balance. The Borrower shall not have less than $4,000,000 in unrestricted cash and Cash Equivalents on the consolidated balance sheet of the Borrower at any time.

(d) Net Income. NSBF (on a stand-alone basis and without regard to the combination or consolidation of any Subsidiary or Affiliate otherwise permitted or required under GAAP) shall have net income (as determined in accordance with GAAP) for each fiscal quarter of NSBF of at least $1.00.”

(b) Section 6.6(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) the Borrower may (i) repurchase outstanding shares of the Borrower’s common stock in the open market from Persons other than its Affiliates and (ii) declare and pay dividends on the Borrower’s common stock, in an aggregate amount not to exceed $750,000 in any calendar year or $1,500,000 in total.”

(c) Section 6 of the Credit Agreement is hereby amended by adding a new Section 6.15 thereto as follows:

“6.15 Limitation on Certain Issuances.

“(a) The Borrower shall not grant, issue or sell any shares of its Capital Stock to any member of the Board of Directors or any employees without consideration or for consideration per share less than the Fair Market Value of the Capital Stock (other than any Capital Stock issued by the Borrower to such employees and contributed to the Borrower’s 401(k) plan in respect of the Borrower’s matching obligations thereto).

(b) Borrower shall not grant, issue or sell (whether directly or by assumption in a merger or otherwise) (i) any warrants or other rights to subscribe for or purchase its Capital Stock (“Options”) or (ii) any securities (directly or indirectly) convertible into or exchangeable for its Capital Stock (“Convertible Securities”), in each case, where the price per share for which Capital Stock is issuable upon the exercise of such Options or conversion of such Convertible Securities is less than the Fair Market Value of the Capital Stock in effect immediately prior to the time of the granting, issuance or sale of such Options or granting, issuance or sale of such Convertible Securities.”

(d) Section 7.2 of the Credit Agreement is hereby deleted in its entirety.

7. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date upon which such conditions precedent shall have been satisfied or duly waived, the “Effective Date”):

(a) The Administrative Agent shall have received, in each case in form and substance satisfactory to the Administrative Agent, (i) this Amendment, duly executed by the Borrower, the Lenders and the Administrative Agent, (ii) the Capital One CWH Loan Agreement Amendment, duly executed by the Loan Parties party thereto and Capital One and (iii) the Amended and Restated Capital One NSBF Loan Agreement, duly executed by NSBF and Capital One.

(b) All applicable fees and expenses (including reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the Lenders) shall have been paid.

(c) The Administrative Agent shall have received such additional documentation as the Administrative Agent may reasonably require.

8. Payment of Expenses. Without limiting the generality of any provision of the Credit Agreement, the Borrower agrees to reimburse each Lender and the Administrative Agent upon demand for all their reasonable out-of-pocket expenses incurred in connection with the drafting, negotiation and execution of this Amendment, and all other documents executed in connection herewith, including, without limitation, the reasonable fees and disbursements and other charges of counsel.

9. Effect on the Credit Agreement. This Amendment is a “Loan Document” under the Credit Agreement and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises, and amendments relating to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect in accordance with its terms, and is hereby ratified and confirmed. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, or any Default or Event of Default under the Credit Agreement, nor constitute a consent to or waiver of any departure from or non-compliance with any other provision of the Credit Agreement.

10. Reference to the Credit Agreement. From and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

11. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

13. Counterparts; Facsimile or Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed to be an original signature hereto.

14. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth on the first page hereof.

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT]

ABC FUNDING, LLC, as Administrative Agent

By:	Summit Partners Credit Advisors, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Member

[SIGNATURE PAGE TO FIRST AMENDMENT]

SUMMIT PARTNERS CREDIT FUND, L.P., as Lender

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	Summit Partners Credit GP, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND A-1, L.P., as Lender

By:	Summit Partners Credit GP A-1, L.P.
Its:	General Partner

By:	Summit Partners Credit GP A-1, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT INVESTORS I, LLC, as Lender

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT]

SUMMIT INVESTORS I (UK), L.P., as Lender

By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT INVESTORS CREDIT OFFSHORE INTERMEDIATE FUND, L.P., as Lender

By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	Summit Partners Credit GP, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT]

Exhibit A

Form of Capital One CWH Loan Agreement Amendment

Exhibit B

Form of Amended and Restated Capital One NSBF Loan Agreement